UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2018
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Greenway Plaza, Suite 2400, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 17, 2018, Camden Property Trust (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company approved the Camden Property Trust 2018 Share Incentive Plan (the “2018 Plan”) and the 2018 Employee Share Purchase Plan (the "2018 ESPP"). The 2018 Plan includes an authorization to issue up to 9,648,671 common shares (7,600,000 newly authorized common shares plus 613,147 common shares available for grant under the Company’s 2011 Share Incentive Plan (the “2011 Plan”) as of the date of the Annual Meeting, plus 453,631 shares that were subject to awards granted under the 2011 Plan as of the date of the Annual Meeting that may become available for grant under the 2018 Plan if they are forfeited, terminated, cancelled or otherwise reacquired after the date of the Annual Meeting without being exercised or vested (with restricted share and restricted share unit awards being counted and subject to the 3.45 multiplier as provided in the 2018 Plan)), pursuant to awards under the 2018 Plan. The 2018 Plan provides for various types of equity awards to trust managers, executive and other officers and key employees. The types of awards which may be granted under the 2018 Plan include stock options, stock appreciation rights and other forms of awards granted or denominated in the Company's Common Shares or units of the Company's Common Shares, as well as bonus awards. The 2018 Plan will expire on February 15, 2028. As of the date hereof, there have been no awards, and therefore no amounts are payable under the 2018 Plan to the principal executive officer, the principal financial officer or any named executive officer of the Company.
Attached hereto as Exhibit 99.1 is the 2018 Plan. A brief description of the 2018 Plan is included as part of the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 23, 2018. The descriptions of the 2018 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2018 Plan.
The 2011 Plan provided for the same types of equity awards as the 2018 Plan. Effective as of the close of business on May 17, 2018, and as result of approval of the 2018 Plan, no new awards will be granted under the 2011 Plan. Outstanding awards previously granted under the 2011 Plan will not be affected, and the terms of the 2011 Plan shall continue to govern such previously granted awards.
The 2018 ESPP includes an authorization to issue up to 500,000 common shares. The 2018 ESPP generally provides for broad-based participation by employees of the Company (and certain of its subsidiaries) and affords eligible employees who elect to participate an opportunity to purchase common shares of the Company at a discount. As of the date hereof, there have been no share purchases, and therefore no amounts are due under the 2018 ESPP from the principal executive officer, the principal financial officer or any named executive officer of the Company.
Attached hereto as Exhibit 99.2 is the 2018 ESPP. A brief description of the 2018 ESPP is included as part of the Proxy Statement, which was filed with the Securities and Exchange Commission on March 23, 2018. The descriptions of the 2018 ESPP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2018 ESPP.

Item 5.07	Submission of Matters to a Vote of Security Holders
As of the record date for the Annual Meeting, there were 95,627,552 common shares outstanding. Of this amount, 2,852,701 common shares were held in the Company’s deferred benefit plans and were not entitled to vote. At the Annual Meeting, 84,460,345 common shares were voted in person or by proxy. The Company’s shareholders voted on the following matters at the Annual Meeting:

1.	Election of ten Trust Managers nominated by the Board of Trust Managers to hold office for a one-year term;

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018;

3.	On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement;

4.	Approval of the 2018 Share Incentive Plan; and

5.	Approval of the 2018 Employee Share Purchase Plan.

Each of these matters was approved by the requisite number of shareholder votes. The results of the shareholder votes are set forth below.

Board of Trust Managers

	Affirmative	Withheld
Richard J. Campo	77,520,872	2,341,997
Heather J. Brunner	79,828,546	34,323
Scott S. Ingraham	73,215,016	6,647,853
Renu Khator	79,728,314	134,555
William B. McGuire, Jr.	77,418,946	2,443,923
D. Keith Oden	78,267,693	1,595,176
William F. Paulsen	77,475,659	2,387,210
Frances Aldrich Sevilla-Sacasa	79,823,645	39,224
Steven A. Webster	72,307,485	7,555,384
Kelvin R. Westbrook	63,876,718	15,986,151

There were 4,597,476 broker non-votes with respect to the election of Trust Managers.

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions	Broker Non-Votes
83,382,266	1,047,427	30,652	-0-

Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
75,493,800	4,310,787	58,282	4,597,476

Approval of 2018 Share Incentive Plan

Affirmative	Negative	Abstentions	Broker Non-Votes
75,024,888	4,804,297	33,684	4,597,476

Approval of 2018 Employee Share Purchase Plan

Affirmative	Negative	Abstentions	Broker Non-Votes
79,662,184	173,792	26,893	4,597,476

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Title

99.1	Camden Property Trust 2018 Share Incentive Plan.
99.2	Camden Property Trust 2018 Employee Share Purchase Plan.

EXHIBIT INDEX

Exhibit Number	Title

99.1	Camden Property Trust 2018 Share Incentive Plan.
99.2	Camden Property Trust 2018 Employee Share Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer